SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 30, 2004

Date of Report (date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

As previously disclosed, effective May 5, 2003, Sirenza Microdevices, Inc., a Delaware corporation (the “Company”), Vari-L Company, Inc., a Colorado corporation (“Vari-L”), and Olin Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Olin”), completed Olin’s acquisition of substantially all of the assets of Vari-L pursuant to the terms of an Asset Purchase Agreement, dated December 2, 2002, by and among the Company, Olin and Vari-L. Attached hereto as Exhibits 99.1, 99.2 and 99.3 are historical financial statements of Vari-L included in the Company’s Registration Statement on Form S-4 (File No. 333-102099) filed with the Securities and Exchange Commission and declared effective on March 28, 2003, and the Company’s prospectus filed pursuant to Rule 424(b)(3) on March 31, 2003, as well as certain additional historical Vari-L financial statements and certain additional pro forma financial statements prepared in accordance with Article 11 of Regulation S-X. These financial statements are being filed herewith to facilitate the incorporation by reference of such financial statements in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) in certain filings made by the Company with the SEC.

Item 7.	Financial Statements and Exhibits

(c) Exhibits. The following exhibits are being filed herewith.

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Vari-L Company, Inc. Financial Statements.

99.2	Vari-L Company, Inc. Interim Financial Statements.

99.3	Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Susan P. Krause

Susan P. Krause Vice President, General Counsel and Secretary

Date: January 30, 2004

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Vari-L Company, Inc. Financial Statements.

99.2	Vari-L Company, Inc. Interim Financial Statements.

99.3	Pro Forma Financial Statements.